UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2024

TEXAS PACIFIC LAND CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-39804	75-0279735
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Pacific Avenue, Suite 2900, Dallas, Texas 75201

(Address of Principal Executive Offices, including Zip Code)

214-969-5530

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transmission period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $.01 per share)	TPL	New York Stock Exchange

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 1, 2024, Texas Pacific Land Corporation (the “Company”) filed a Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation of the Company (the “Amendment”) with the Secretary of State of the State of Delaware. Pursuant to the Amendment, Section 4.1(A) of Article IV of the Second Amended and Restated Certificate of Incorporation of the Company was amended and restated to provide that the total number of shares of capital stock of the Company be increased to 47,536,936 shares of capital stock, consisting of 1,000,000 shares of preferred stock, par value $0.01 per share, and 46,536,936 shares of common stock, par value $0.01 per share (“common stock”).

Item 7.01 Regulation FD Disclosure.

On March 7, 2024, the Company announced a three-for-one split of common stock (the “Stock Split”). Each holder of common stock of record at the close of business on March 18, 2024, will receive two additional shares of common stock for each share of common stock held on that date. The additional shares resulting from the Stock Split will be distributed on March 26, 2024. The Company expects that trading of its common stock will begin on a stock-split adjusted basis on March 27, 2024. A copy of the press release announcing the Stock Split is attached hereto as Exhibit 99.1.

The information contained in this Current Report on Form 8-K under Item 7.01, including Exhibit 99.1 hereto, has been “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section. The information in this Current Report under Item 7.01 shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation
99.1	Press release dated March 7, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Texas Pacific Land Corporation

Date: March 7, 2024	By:	/s/ Micheal W. Dobbs
Micheal W. Dobbs
SVP, General Counsel and Secretary